UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2014

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, NJ	08053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 810-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below in Item 8.01 of this report is hereby incorporated by reference into this Item 5.02.

Item 8.01 Other Events.

As previously disclosed, on January 27, 2014, the Board of Directors (the “Board”) of Hill International, Inc. (the “Company”) approved a leadership succession plan that allowed for the transition of the Chief Executive Officer (“CEO”) position as of December 31, 2014.  Accordingly, effective on December 31, 2014, David L. Richter, the Company’s former President and Chief Operating Officer, became President and CEO of the Company.  The Company’s former CEO, Irvin E. Richter, will continue to be Chairman of the Company.  Biographical and other information regarding David L. Richter may be found in the Company’s proxy statement filed with the Securities and Exchange Commission on April 30, 2014 (the “Proxy Statement”).  The information in the Proxy Statement under the headings “Executive Officers” and “Corporate Governance—Transactions with Related Persons” is incorporated herein by reference.

On December 31, 2014, we issued a press release announcing the transition of the CEO position. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press Release dated December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ John Fanelli III
	Name:	John Fanelli III
Dated: January 7, 2015	Title:	Senior Vice President and Chief Financial Officer